Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 February 10, 2026 2026 UBS US Financial Services Conference Welcome. The Huntington National Bank is Member FDIC. ®, Huntington® and Huntington. are federally registered service marks of Huntington Bancshares Incorporated. ©2026 Huntington Bancshares Incorporated.

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference Disclaimer 2 CAUTION REGARDING FORWARD - LOOKING STATEMENTS The information contained or incorporated by reference in this presentation contains certain forward - looking statements, includi ng, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, estimates, and un cer tainties that are beyond the control of Huntington. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward - looking statements. Forward - looking statements may be identified by words such as expect, anticipate, continue, believe, intend, estimate, plan, trend, objective, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward - looking statements are intended to be subject to the safe h arbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors w hic h could cause actual results to differ materially from those contained or implied in the forward - looking statements or historical performance: changes in general economic, political, or ind ustry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages; instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as Federal Deposit Insurance Corporation ("FDIC") speci al assessments, long -term debt requirements and heightened capital requirements; potential impacts to macroeconomic conditions, which could affect the ability of depository ins titutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of deposits which may require us to sell investment securities at a loss; ch anging interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio which could negatively impact mar ket perceptions of us and could lead to deposit withdrawals; market perceptions of us and banks generally, including from the effects of social media; cybersecurity risks; u nce rtainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System ("Federal Reserve"); volatility and disruption s in global capital, foreign exchange and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact and timing of our busines s s trategies, including market acceptance of any new products or services including those implementing our "Fair Play" banking philosophy; changes in policies and standards for r egu latory review of bank mergers; the nature, extent, timing and results of governmental actions, examinations, reviews, reforms, regulations and interpretations, including those related to the Dodd -Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the Securities and Exchange Com mission ("SEC"), the Office of the Comptroller of the Currency, the Federal Reserve, the FDIC, the Consumer Financial Protection Bureau, and state - level regulators; the possibility t hat the anticipated benefits of recent or proposed acquisitions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the companies or as a result of the strength of the economy and competitive factors in the areas where the companies do business; and other factors that may affect the future re sul ts of Huntington. All forward - looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward - looking statements speak only as of the date they are made and are based on information available at that time. Huntington does not assume any obligation to update forward - looking stateme nts to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward - looking statements that occur afte r the date the forward - looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If Huntington updates one or more forward - looking statements, no inference should be drawn that Huntington will make additional updates with respect to those or other forward - looking statements. As forward - looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. See also the other reports filed with the SEC, including discussions under the “Forward -Looking Statements” and “Risk Factors” of Huntington’s Annual Report on Form 10 -K for the year ended December 31, 2024 and Quarterly Reports on Form 10 -Q for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025, as filed with the SEC and available on its website at www.sec.gov.

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference Key Messages 3 Powering robust revenue, earnings and tangible book value growth and improving ROTCE Focused execution generating powerful organic growth2 Compelling flywheel for value creation4 Proven expertise in seamlessly integrating new partners 3 Differentiated super regional bank model1

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference Growing National Commercial Businesses Super Regional Bank Positioned for Strong Secular Growth Vision To Be the Leading People - First, Customer - Centered Bank in the Country Local Delivery of National Capabilities with Deep Customer Relationships Powerhouse Consumer and Regional Banking Franchise in 21 States Proud 160 year history. Accelerating into the future. Leading with Advice & Guidance Delivering Award -winning Customer Service Supported by Top -Tier Digital Capabilities Demonstrated Robust Risk Management Comprehensive suite of value -added services 4

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference Our Drivers of Value Creation 5See reconciliations on slide 20 (EPS ), slide 21 (Operating Leverage ), slide 22 (TBV ), and slide 23 (ROTCE) Differentiated Operating Model Powers Growth Sustainable Operating Leverage Investments Drive Competitive Advantage Disciplined Capital Allocation Proven Execution and Integration Track Record Robust Risk Management Driving Long - term Shareholder Value 2025 Results $1.39 (+14%) $1.45 (+16%) adj. EPS +11% Revenue Growth +70bps +290bps adj. Operating Leverage +19% TBV/Share Growth 0.23%NCO Ratio 15.7% 16.4% adj. ROTCE

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference Talent Retention and Colleague Decisions Legal Day 1 Systems Conversions Cost Synergies Ongoing Revenue Synergies Proven Expertise in Integrating New Partners 6

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference Leading Texas Presence is a Springboard for Acceleration 7Source: S&P Global Market Intelligence; Note: Deposit data as of June 30, 2025 Note: Texas ranking excludes Citigroup (2 branches, $31B deposits); Pro forma for recently announced acquisition(s) Source: S&P Global Market Intelligence; Note: Deposit data as of June 30, 2025 Note: Texas ranking excludes Citigroup (2 branches, $31B deposits); Pro forma for recently announced acquisition(s) Rank Bank Deposits ($B) 1 JPMorgan Chase $296 2 Bank of America 182 3 Wells Fargo 82 4 Cullen/Frost 42 5 Prosperity (pro forma ) 39 6 PNC 29 7 Texas Capital 27 8 Huntington 26 9 Zions 14 10 First Financial 13 11 IBC 11 12 NexBank 11 13 Hilltop 10 14 Truist 10 15 Fifth Third (pro forma) 9 Branches: 144 DFW Austin San Antonio Houston #5 Deposit Rank Dallas #5 Deposit Rank Texas Market Scaled market player with enhanced capabilities and substantial growth opportunity

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference Flywheel for Value Creation 8 Sustainable Competitive Advantage Strong Revenue Growth and Profitability Differentiated Operating Model Expanding Investment Capacity

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference Financial Outlook 9 Expecting to deliver $1.90 to $1.93 EPS in 2027 Sustainable Competitive Advantage Strong Revenue Growth and Profitability Differentiated Operating Model Expanding Investment Capacity Key Outcomes Revenue synergies, capital markets expansion and organic growth will partially offset lower expected PAA in 2026-27 Expect to reinvest an incremental portion of the Cadence revenue synergies in 2026–27 to drive stronger growth in 2028 and beyond

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference Operating Model and Synergies Powers Accelerating Revenue Growth 10See reconciliation on slide 20 (Revenue ) Core growth, capital markets expansion and revenue synergies offsetting less PAA in 2026-27 $8.2B ~$12.7B ~$4.0B $380M $47M 2025 Revenue Growth Forecast PAA (CADE) 2027E $8.2B ~$12.6B ~$4.0B $100M $47M ~$230M 2025 Revenue Growth Forecast PAA (CADE) 2027E At Oct. ’25 Due Diligence Latest Forecast Adjustments Adjustments • $80 -90M from Janney • ~$150M in revenue synergies • 15c benefit to EPS • Expected EPS benefit of 2-3c EPS • 4c benefit to EPS • 11c decline from due diligence estimate

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference 2019 2021 2023 2025 Expanding Revenues and Reengineering Costs 11$ in billions; see reconciliations on slide 20 (Revenue ); (1) does not include cost synergies achieved from TCF partnership Strong Revenue Growth… … And Systematic Re -Engineering of Baseline Expenses… 2019 2025 …Create Investment Capacity that Drive Sustainable Competitive Advantage Baseline Expenses Investments Re -engineering of baseline expense has created over 500bps of efficiency • ~350bps to incremental investments • ~150bps to EPS • Baseline expense reduction of ~ 1.3%/ year • Cumulative efficiency gains of >$1.4B to - date 1 Investment / Revenue Ratio 4.7% 8.2% $4.7 $8.2 $0.5 2019 2025 1.8x $8.3 Adjustments Revenue (FTE), Adj. Org Simplification Branch Optimization Vendor Efficiencies BPO, Automation, AI & Other ~350bpsIncremental Investment Plowback:

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference Significant Growth in High-Return Investments 12 $ in billions 2019A 2025A 2026E 2027E Categories of Investment 3.1x 3.9x 4.2x 1x Technology & Product Development Marketing Growth Personnel Performance Marketing Payments, Digital, AI Customer- facing Digital Capabilities Modernized Tech Stack Localized Playbooks Franchise Revenue Focused Investment Areas Geographic Expansion National Specialty Verticals Payments / Wealth / Cap Markets Denovo Branches Consumer & Regional Banking Brand Awareness Powering sustainable long-term earnings growth

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference Partnerships Synergies Create Additional Investment Capacity 13 $ in billions Single Technology Stack Vendor Rationalization Consolidated Operations Revenue Synergy Drivers Full Franchise Capabilities & Scale Deposit Deepening & Optimization Digital Acquisition Enterprise Growth Investments Expense Synergy Drivers Colleague Decisioning $435M Run-rate by 2027 >$500M cumulative over 3 years CADE $365M | Run-rate by 4Q26 VBTX $70M | Run-rate by 2Q26 $300M+ | Run-rate by 2028 Synergies drive long-term value creation

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference $8,231 $47 FY25E Total NII Growth Fee Growth Total Revenue Synergies 2026 Revenue Walk 14$ in millions unless otherwise noted; see reconciliations on slide 20 (Revenue ) FY25 FY26E Guidance $8,278 ~$50 -$75$2.4B - $2.5B $600 - $650 • Includes ~$ 100M in PAA $11.3B - $11.4B Adjustments •Funds incremental investments of $30 -40M (noted on slide 15)

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference HBAN + VBTX + Janney CADE 4Q25 Annualized Cost Synergies Annualization Factor Forecast Noncash CDI Amort Investments in Revenue Synergies Total 2026 Expense Walk 15$ in millions unless otherwise noted; (1) Reflects 1/12 of CADE full year forecast FY26E FY26E + ~$1.1B FY26E Pro - Forma •1 month of CADE 1 $5.35B - $5.45B $6.4B -$6.6B~ $1,220 ~ ($100)~ ($270) ~ $30~ $145 •CADE 2026 forecast + an incremental $30 -40M in 27E funded by revenue synergies (as seen on slide 14) = $60 -70M total 10% - 11% YoY growth vs. 2025

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference 2026-2027 Earnings Per Share Expectations 16(1) Assumes Factset consensus of $1.67 minus difference of the consensus estimated $285M in expected contribution from PAA and the updated PAA Outlook on slide 19 Expecting to deliver $1.90 to $1.93 EPS in 2027 Earnings Per Share Walk 2027 Key Metrics FY26E Core Earnings Gross Synergies Investment Share Repurchases FY27E •Loan growth ~7-9% •NIM mid 3.40’s •Fees 10%+ (ex synergies) •$75 -100M incremental revenue synergies •$100M incremental expense synergies Operating Leverage 500 -600 bps Efficiency Ratio ~53% ROTCE 18 – 19% Current consensus adjusted for changes to PAA outlook 1 $1.60 Current consensus $1.67 $0.25 - $0.28 $0.05 - $0.08 $0.03 - $0.04 $(0.03) $1.90 - $1.93

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference 17 Appendix

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference HBAN + VBTX + Janney CADE NII Guidance Annualization Factor Forecast PAA CADE Fees Guidance Annualization Factor Total 2026 Cadence Revenue Decomposition 18$ in millions unless otherwise noted ~$2,100 FY26E E • CADE 2026 forecast reflecting adjustments to anticipated deposit remix FY26E Pro -Forma • CADE 2026 forecast adjusted for $50 - 60M reduction from alignment to Huntington policies and practices 1 month of CADE $9.3B ~$1,825 - $1,875 $11.3-$11.4B ~$100 1 month of CADE +~$1,775 - $ 1,825 +~$300 • Reflects updated PAA estimate versus outlook at due diligence of ~$420M ~$(150) ~$330 ~$(30)

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference Purchase Accounting Accretion (PAA) Summary Projected ($ in millions) FY26 FY27 FY28 After FY28 Loans and Leases $117 $110 $93 $141 Deposits (9) -- -- -- Subtotal: Net Interest Income 108 110 93 141 Core Deposit Intangible (Noninterest Expense) (167) (162) (142) (213) Purchase Accounting Pre - tax net impact $(59) $(52) $(49) $(72) • Includes Cadence, Veritex, and TCF purchase accounting impact Updated PAA schedule 19

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference Non-GAAP Reconciliation Pre-Provision Net Revenue (PPNR) 20 ($ in millions) FY24 FY25 % Change FY25 vs. FY24 Total revenue (GAAP) $7,385 $8,166 FTE adjustment 53 65 Total revenue (FTE) A 7,438 8,231 Less: Gain on sale of a portion of corporate trust and custody business -- 24 Less: Net gain / (loss) on securities (21) (58) Less: Impact of CRTs (19) (13) Total Revenue (FTE), excluding net gain/(loss) on securities, CRTs, and notable items B 7,478 8,278 Noninterest expense C 4,562 5,015 Notable Items: Less: FDIC Deposit Insurance Fund (DIF) special assessment 28 (30) Less: Staffing efficiencies and corporate real estate consolidation expense 20 6 Less: Acquisition -related expenses -- 168 Noninterest expense, excluding Notable Items D 4,514 4,871 Pre -provision net revenue (PPNR) (A-C) $2,876 $3,216 12% PPNR, adjusted (B–D) $2,964 $3,407 15% EPS ($ in millions, except per share amounts) FY24 FY25 % Change FY25 vs FY24 Earnings Per Share (GAAP), diluted $1.22 $1.39 14% Add: Notable Items, after -tax $38 0.03 $91 0.06 Adjusted Earnings Per Share (Non -GAAP) $1.25 $1.45 16%

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference Non-GAAP Reconciliation Operating Leverage 21 Twelve Months Ended ($ in millions) Dec 31, 2024 Dec 31, 2025 Total revenue (FTE) $7,438 $8,231 YoY Growth Rate A 10.7% Less: Net gain / (loss) on securities and gain on sale of a portion of our corporate trust and custody business (21) (34) Total Revenue (FTE), excluding net gain / (loss) on securities and gain on sale of a portion of our corporate trust and custody business 7,459 8,265 YoY Growth Rate (Adjusted) B 10.8% Noninterest expense 4,562 5,015 YoY Growth Rate C 9.9% Less: Notable Items 48 144 Noninterest expense, excluding Notable Items D 4,514 4,871 YoY Growth Rate (Adjusted) 7.9% Operating Leverage A-C 0.7% Operating Leverage (Adjusted) B -D 2.9%

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference Non-GAAP Reconciliation Tangible common equity ratio, Tangible book value per share 22 TBV per Share (in millions, except per share amounts) 4Q24 4Q25 Number of common shares outstanding (C) C 1,454 1,568 Tangible book value per share (A/C) A/C $8.33 $9.89 Tangible Common Equity Ratio ($ in millions) 4Q24 4Q25 Huntington shareholders’ equity $19,740 $24,342 Less: preferred stock 1,989 2,731 Common shareholders’ equity $17,751 $21,611 Less: goodwill 5,561 5,997 Less: other intangible assets, net of tax 76 115 Tangible common equity (A) A $12,114 $15,499 Total assets $204,230 $225,106 Less: goodwill 5,561 5,997 Less: other intangible assets, net of tax 76 115 Tangible assets (B) B $198,593 $218,994 Tangible common equity / tangible asset ratio (A/C) A/B 6.1% 7.1%

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 UBS Financial Services Conference Non-GAAP Reconciliation Average Tangible Common Equity, ROTCE 23 ($ in millions) FY25 Average common shareholders’ equity $19,241 Less: intangible assets and goodwill 5,740 Add: net tax effect of intangible assets 19 Average tangible common shareholders’ equity A $13,520 Net income available to common $2,087 Add: amortization of intangibles 46 Add: deferred tax (10) Adjusted net income available to common B $2,123 Return on average tangible common shareholders’ equity B/A 15.7% ($ in millions) FY25 Adjusted net income available to common (annualized) B $2,123 Return on average tangible shareholders’ equity 15.7% Add: Notable Items, after tax C 91 Adjusted net income available to common D $2,214 Adjusted return on average tangible common shareholders’ equity D/A 16.4%